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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 19, 2001



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)



                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)


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SPARTA SURGICAL CORPORATION

Form 8-K


ITEM 5 - OTHER EVENTS
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On November 5, 2001,  we were served with a complaint in a civil  action  titled
Eugene  Olsen  ("Olsen")  vs.  Thomas  Reiner,   Sparta   Surgical   Corporation
("Sparta"), and Sparta Olsen Electrosurgical Company ("Sparta Olsen"), which was filed in the U.S. District Northern District of California, (Case #CO14053MEJ). The complaint alleges breach of contract relating to that certain Consulting Agreement dated June 9, 1999 by Olsen and Sparta Olsen. We believe the claim has no merit and accordingly we intend to vigorously defend it.







                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date: November 19, 2001
                                         By  /s/     Thomas F. Reiner
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                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer